                                                               Exhibit (p)(1.37)


                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           CODE OF ETHICS

MESSAGE FROM OUR CEO       "THE REPUTATION OF A THOUSAND YEARS MAY BE DETERMINED BY THE CONDUCT OF ONE
                           HOUR." ANCIENT JAPANESE PROVERB

                           We have said it time and again in our Goals, Strategy and Culture statement, "We exist for our clients and are driven by their needs." Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and confidence in our firm's capabilities. We entrust our clients' interests and the firm's reputation every day to each Wellington Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first;
                           they cannot and will not be compromised.

                           We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                           It is important that we all remember "client, firm, person" is our most fundamental guiding principle. This high ethical standard is embodied in our
                           Code of Ethics. The heart of the Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           CODE OF ETHICS

TABLE OF CONTENTS          Standards of Conduct                                                       4
                           Ethical Considerations Regarding Confidentiality                           5
                           Ethical Considerations Regarding Open-end Mutual Fund Transactions         5
                           Policy on Personal Securities Transactions                                 6
                              Covered Accounts                                                        6
                              Transactions Subject to Pre-clearance and Reporting                     8
                              Requesting Pre-clearance                                                8
                              Restrictions on Covered Transactions and Other Restrictions             9
                                 Blackout Periods                                                     9
                                 Short Term Trading                                                  10
                                 Securities of Brokerage Firms                                       11
                                 Short Sales, Options and Margin Transactions                        11
                                 Derivatives                                                         11
                                 Initial Public Offerings ("IPOs")                                   12
                                 Private Placements                                                  12
                                 ETFs and HOLDRs                                                     12
                              Transactions Subject to Reporting Only                                 12
                                 Transactions Exempt from Pre-clearance and Reporting                13
                           Exemptive Procedure for Personal Trading                                  14
                           Reporting and Certification Requirements                                  14
                              Initial Holdings Report                                                15
                              Duplicate Brokerage Confirmations and Statements                       15
                              Duplicate Annual Statements for Wellington Managed Funds               16
                              Quarterly Reporting of Transactions and Brokerage Accounts             16
                              Annual Holdings Report                                                 17
                              Quarterly Certifications                                               17
                              Annual Certifications                                                  18
                              Review of Reports and Additional Requests                              18
                           Gifts, Travel and Entertainment Opportunities and Sensitive Payments      18
                              General Principles                                                     18
                              Accepting Gifts                                                        19
                              Accepting Travel and Entertainment Opportunities and Tickets           19
                              Solicitation of Gifts, Contributions, or Sponsorships                  21
                              Giving Gifts (other than Entertainment Opportunities)                  22
                              Giving Entertainment Opportunities                                     22
                              Sensitive Payments                                                     23
                           Other Activities                                                          23
                           Violations of the Code of Ethics                                          24

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

TABLE OF CONTENTS          APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                           APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL SECURITIES TRANSACTIONS
                           APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS AND ENTERTAINMENT

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd Wellington Global Investment Management Ltd

                           CODE OF ETHICS


STANDARDS OF CONDUCT       Wellington Management Company, LLP and its affiliates ("Wellington Management")
                           have a fiduciary duty to investment company and investment counseling clients that requires each Employee to act solely for the benefit of clients. As a firm and as individuals, our conduct (including our personal trading) must recognize that the firm's clients always come first and that we must avoid any abuse of our positions of trust and responsibility.

                           Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each
                           Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each Employee is also required to comply with all applicable securities laws. Moreover, each Employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                           This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES
                           ARE SUBJECT TO THIS CODE AND ADHERENCE TO THE CODE IS A BASIC CONDITION OF
                           EMPLOYMENT. IF AN EMPLOYEE HAS ANY DOUBT AS TO THE APPROPRIATENESS OF ANY
                           ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED THE CODE, OR BECOMES AWARE OF A
                           VIOLATION OF THE CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD CONSULT TRACY
                           SOEHLE, OUR GLOBAL COMPLIANCE MANAGER, AT 617.790.8149, SELWYN NOTELOVITZ, OUR
                           CHIEF COMPLIANCE OFFICER AT 617.790.8524, CYNTHIA CLARKE, OUR GENERAL COUNSEL AT
                           617.790.7426, OR LORRAINE KEADY, THE CHAIR OF THE ETHICS COMMITTEE AT
                           617.951.5020.

                           The Code reflects the requirements of United States law, Rule 17j-1 of the
                           Investment Company Act of 1940, as amended on August 31, 2004, and Rule 204A-1 under the Investment Advisers Act of 1940. The term "Employee" for purposes of this Code, includes all Partners and employees worldwide (including temporary personnel compensated directly by Wellington Management and other temporary personnel to the extent that their tenure with Wellington Management exceeds 90 days).

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS


ETHICAL CONSIDERATIONS     CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON MANAGEMENT'S FIDUCIARY
REGARDING CONFIDENTIALITY  OBLIGATION TO ITS CLIENTS AS WELL AS AN IMPORTANT PART OF THE FIRM'S CULTURE.

                           Use and Disclosure of Information

                           Information acquired in connection with employment by the organization, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with our firm to be treated confidentially.

                           Specific reference is made to the firm's Portfolio Holdings Disclosure Policy and Procedures, accessible on the Wellington Management intranet, which addresses the appropriate and authorized disclosure of a client's portfolio holdings.

                           "Inside Information"

                           Specific reference is made to the firm's Statement of Policy on the Receipt and
                           Use of Material, Non-Public Information (i.e., "inside information"), accessible on the Wellington Management intranet, which applies to personal securities transactions as well as to client transactions.

ETHICAL CONSIDERATIONS     Wellington Management requires that an Employee engaging in mutual fund
REGARDING OPEN-END         investments ensure that all investments in open-end mutual funds comply with the
MUTUAL FUND TRANSACTIONS   funds' rules regarding purchases, redemptions, and exchanges.

                           Wellington Management has a fiduciary relationship with
                           the mutual funds and variable insurance portfolios for
                           which it serves as investment adviser or sub-adviser,
                           including funds organized outside the US ("Wellington
                           Managed Funds"). Accordingly, an Employee may not engage
                           in any activity in Wellington Managed Funds that might
                           be perceived as contrary to or in conflict with the
                           interests of such funds or their shareholders.

                           The Code's personal trading reporting requirements
                           extend to transactions and holdings in Wellington
                           Managed Funds (excluding money market funds). A complete
                           list of the Wellington Managed Funds is available to
                           Employees via the Wellington Management intranet. Please
                           refer to "Reporting and Certification Requirements" for
                           further details.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

POLICY ON PERSONAL         All Employees are required to clear their personal securities transactions (as
SECURITIES TRANSACTIONS    defined below) prior to execution, report their transactions and holdings periodically, and refrain from transacting either in certain types of securities or during certain blackout periods as described in more detail in this section.

                           EMPLOYEES SHOULD NOTE THAT WELLINGTON MANAGEMENT'S
                           POLICIES AND PROCEDURES WITH RESPECT TO PERSONAL
                           SECURITIES TRANSACTIONS ALSO APPLY TO TRANSACTIONS BY A
                           SPOUSE, DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE
                           FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD AS THE
                           EMPLOYEE.

                           COVERED ACCOUNTS

                           Definition of "Personal Securities Transactions"

                           A personal securities transaction is a transaction in which an Employee has a beneficial interest.

                           Definition of "Beneficial Interest"

                           An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                           1

                           Securities owned by an Employee in his or her name.

                           2

                           Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                           3

                           Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                           4

                           Securities in which a member of the Employee's immediate family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct,

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                           5

                           Securities owned by trusts, private foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                           If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance
                           Group (the "Compliance Group") with satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below). Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                           Exceptions

                           If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance Manager. The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a professionally managed account over which the Employee has given up discretion.

                           In all transactions involving such an account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington Management. In this regard, please refer to the
                           "Ethical Considerations Regarding Confidentiality" section of this Code.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND REPORTING "COVERED TRANSACTIONS"

                           ALL EMPLOYEES MUST CLEAR THEIR PERSONAL SECURITIES TRANSACTIONS PRIOR TO
                           EXECUTION, EXCEPT AS SPECIFICALLY EXEMPTED IN SUBSEQUENT SECTIONS OF THE CODE.
                           CLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS FOR PUBLICLY TRADED SECURITIES
                           WILL BE IN EFFECT FOR 24 HOURS FROM THE TIME OF APPROVAL. TRANSACTIONS IN THE
                           FOLLOWING SECURITIES ARE "COVERED TRANSACTIONS" AND THEREFORE MUST BE
                           PRE-CLEARED AND REPORTED:

                           -     bonds (including municipal bonds)

                           -     stock (including shares of closed-end funds and funds organized outside the US that have a structure similar to that of closed-end funds)

                           -     exchange-traded funds not listed on Appendix A

                           -     notes

                           -     convertibles

                           -     preferreds

                           -     ADRs

                           -     single stock futures

                           -     limited partnership and limited liability company interests (for example, hedge funds not sponsored by Wellington Management or an affiliate)

                           -     options on securities

                           -     warrants, rights, etc., whether publicly traded or privately placed

                           See Appendix B for a summary of securities subject to pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and reporting.


                           REQUESTING PRE-CLEARANCE

                           Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics Compliance System ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is responsible for ensuring that the proposed transaction does not violate Wellington
                           Management's policies or applicable securities laws and regulations by virtue of the Employee's responsibilities at Wellington Management or the information that he or she may possess about the securities or the issuer. The Compliance Group will maintain confidential records of all requests for approval. Covered
                           Transactions offered through a participation in a private placement (including both securities and partnership interests) are

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           subject to special clearance by the Chief Compliance Officer or the General
                           Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days (See, "Private Placements").

                           An Employee wishing to seek an exemption from the pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance Manager.


                           RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER RESTRICTIONS ON PERSONAL TRADING

                           Covered Transactions are restricted and will be denied pre-clearance under the circumstances described below. Please note that the following restrictions on
                           Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction. A related instrument is any security or instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise convertible into securities of that issuer.

                           THE RESTRICTIONS AND BLACKOUT PERIODS PRESCRIBED BELOW ARE DESIGNED TO AVOID
                           CONFLICT WITH OUR CLIENTS' INTERESTS. HOWEVER, PATTERNS OF TRADING THAT MEET THE
                           LETTER OF THE RESTRICTIONS BUT ARE INTENDED TO CIRCUMVENT THE RESTRICTIONS ARE
                           ALSO PROHIBITED. IT IS EXPECTED THAT EMPLOYEES WILL COMPLY WITH THE RESTRICTIONS
                           BELOW IN GOOD FAITH AND CONDUCT THEIR PERSONAL SECURITIES TRANSACTIONS IN
                           KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                           1

                           Blackout Periods

                           No Employee may engage in Covered Transactions involving securities or instruments which the Employee knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           Employee Blackout Periods

                           An Employee will be denied pre-clearance for Covered Transactions that are:

                           -     being bought or sold on behalf of clients until one trading day after such buying or selling is completed or canceled;

                           -     the subject of a new or changed action recommendation from a research analyst until 10 business days following the issuance of such recommendation;

                           -     the subject of a re-issued but unchanged recommendation from a research analyst until 2 business days following re-issuance of the recommendation.

                           Portfolio Manager Additional Blackout Period

                           In addition to the above, an Employee who is a Portfolio Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar days following, a transaction in the same security for a client account managed by that Portfolio Manager without a special exemption. See
                           "Exemptive Procedures for Personal Trading" below.

                           Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in
                           Research Equity portfolios.

                           2

                           Short Term Trading

                           No Employee may take a "short term trading" profit with respect to a Covered
                           Transaction, which means a sale, closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See "Exemptive Procedures for
                           Personal Trading" on page 14. The 60-day trading prohibition does not apply to transactions resulting in a loss.

                           An Employee engaging in mutual fund investments must ensure that all investments and transactions in open-end mutual funds, including funds organized outside the
                           US, comply with the funds' rules regarding purchases, redemptions, and exchanges.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           3

                           Securities of Brokerage Firms

                           An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is that of a broker/dealer. A company is deemed to be in the primary business as a broker/dealer if it derives more than 15 percent of its gross revenues from broker/dealer related activities.

                           4

                           Short Sales, Options and Margin Transactions

                           THE CODE STRONGLY DISCOURAGES SHORT SALES, OPTIONS AND MARGIN TRANSACTIONS.
                           Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as noted above.
                           These types of activities are risky not only because of the nature of the transactions, but also because action necessary to close out a position may become prohibited under the Code while the position remains open. FOR EXAMPLE,
                           YOU MAY NOT BE ABLE TO CLOSE OUT SHORT SALES AND TRANSACTIONS IN DERIVATIVES. In
                           specific cases of hardship, an exception may be granted by the Chief Compliance
                           Officer or the General Counsel with respect to an otherwise "frozen"
                           transaction.

                           Particular attention should be paid to margin transactions. An Employee should understand that brokers of such transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee engaging in margin transactions should not expect that exceptions will be granted after the fact for these violations.

                           5

                           Derivatives

                           Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as described in more detail in paragraph 4 above.

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           6

                           Initial Public Offerings ("IPOs")

                           No Employee may engage in personal transactions involving the direct purchase of any security (debt or equity) in an IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from spin-offs, municipal securities, and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Chief
                           Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market instruments.

                           7

                           Private Placements

                           AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A PRIVATE PLACEMENT TRANSACTION
                           (INCLUDING HEDGE FUNDS THAT ARE NOT SPONSORED BY WELLINGTON MANAGEMENT OR ONE OF
                           ITS AFFILIATES) UNLESS APPROVAL OF THE CHIEF COMPLIANCE OFFICER, THE GENERAL
                           COUNSEL OR THEIR RESPECTIVE DESIGNEES HAS BEEN OBTAINED. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management, and other relevant factors on a case-by-case basis.

                           8

                           Exchange Traded Funds ("ETFs") and HOLDRs

                           AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                           Transactions in exchange traded funds are permitted. However, transactions in exchange traded funds not listed on Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered Transactions and accordingly, are not subject to pre-clearance or reporting.


                           TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED TO PRE-CLEAR)

                           Pre-clearance is not required, but reporting is required for transactions in:

                           1

                           Open-end mutual funds and variable insurance products that are managed by
                           Wellington Management or any of its affiliates, INCLUDING FUNDS ORGANIZED
                           OUTSIDE THE US THAT HAVE A STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL FUNDS,

                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           if held outside of the Wellington Retirement and Pension Plan ("WRPP"). A list of Wellington Managed Funds is available via the Wellington Management intranet.

                           2

                           Non-volitional transactions to include:

                           -     automatic dividend reinvestment and stock purchase plan acquisitions;

                           -     transactions that result from a corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.).

                           3

                           Gift transactions to include:

                           -     gifts of securities to an Employee if the Employee has no control of the timing;

                           -     gifts of securities from an Employee to an individual so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee;

                           -     gifts of securities from an Employee to a not-for-profit organization. For this purpose, a not-for-profit organization includes only those trusts and other entities exclusively for the benefit of one or more not-for-profit organizations and does not include so-called split interest trusts (no writing is required);

                           -     gifts of securities from an Employee to other trusts or investment vehicles, including charitable lead trusts, charitable remainder trusts, family partnerships and family trusts, so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee.

                           Even if the gift of a security from an Employee does not require pre-clearance under these rules, a subsequent sale of the security by the recipient of the gift must be pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the Employee).


                           TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND REPORTING

                           Pre-clearance and reporting is not required for transactions in:

                           -     US government securities

                           -     Exchange Traded Funds listed in Appendix A

                           -     money market instruments


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                           Wellington Management Company, llp
                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           -     Collective Investment Funds sponsored by Wellington Trust Company, na
                                 ("trust company pools")

                           -     hedge funds sponsored by Wellington Management or any of its affiliates

                           -     broad-based stock index and US government securities futures and options on such futures

                           -     commodities futures

                           -     currency futures

                           -     open-end mutual funds and variable insurance products, including funds organized outside the US with a structure similar to that of an open-end mutual fund, that are not managed by Wellington Management or any of its affiliates





EXEMPTIVE PROCEDURE        In cases of hardship, the Chief Compliance Officer, Global Compliance Manager,
FOR PERSONAL TRADING       the General Counsel, or their respective designees can grant exemptions from the personal trading restrictions in this Code. The decision will be based on a determination that a hardship exists and the transaction for which an exemption is requested would not result in a conflict with our clients' interests or violate any other policy embodied in this Code. Other factors that may be considered include: the size and holding period of the Employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the amount and timing of client trading in the same or a related security, and other relevant factors.

                           Any Employee seeking an exemption should submit a written request to the Chief
                           Compliance Officer, Global Compliance Manager or the General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Employee are not likely to be granted.

                           Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Compliance Group.


REPORTING AND              Records of personal securities transactions by Employees and their immediate
CERTIFICATION              family members will be maintained. All Employees are subject to the following
REQUIREMENTS               reporting and certification requirements:

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           1

                           Initial Holdings Report

                           New Employees are required to file an Initial Holdings Report and a Disciplinary
                           Action Disclosure form within ten (10) calendar days of joining the firm. New
                           Employees must disclose all of their security holdings in Covered Transactions including private placement securities, and Wellington Managed Funds, at this time. New Employees are also required to disclose all of their brokerage accounts or other accounts holding Wellington Managed Funds (including IRA
                           Accounts, 529 Plans, custodial accounts and 401K Plans outside of WRPP) at that time, even if the only securities held in such accounts are mutual funds.
                           Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington Management intranet.

                           PLEASE NOTE THAT YOU DO NOT NEED TO REPORT MUTUAL FUNDS OR TRUST COMPANY POOLS
                           HELD WITHIN THE WRPP (THIS INFORMATION WILL BE OBTAINED FROM THE WRPP
                           ADMINISTRATOR); AND YOU NEED NOT REPORT WELLINGTON MANAGED FUNDS THAT ARE MONEY
                           MARKET FUNDS.

                           2

                           Duplicate Brokerage Confirmations and Statements for Covered Transactions
                           Employees may place securities transactions with the broker of their choosing.
                           All Employees must require their securities brokers to send duplicate confirmations of their Covered Transactions and quarterly account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                           To arrange for the delivery of duplicate confirmations and quarterly statements, each Employee must complete a Duplicate Confirmation Request Form for each brokerage account that is used for personal securities transactions of the
                           Employee and each account in which the Employee has a beneficial interest and return the form to the Compliance Group. The form can be obtained from the
                           Compliance Group. The form must be completed and returned to the Compliance
                           Group prior to any transactions being placed with the broker. The Compliance
                           Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group and to preserve the confidentiality of this information. When possible, the duplicate confirmation requirement will be satisfied by

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           electronic means. Employees should not send the completed forms to their brokers directly.

                           If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance Group, it is the
                           Employee's responsibility to provide promptly the Compliance Group with a duplicate confirmation (either a photocopy or facsimile) for each trade and quarterly statement.

                           3

                           Duplicate Annual Statements for Wellington Managed Funds. Employees must provide duplicate Annual Statements to the Compliance Group with respect to their holdings in Wellington Managed Funds.

                           4

                           Quarterly Reporting of Transactions and Brokerage Accounts

                           SEC rules require that a quarterly record of all personal securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be available for inspection. To comply with these SEC rules, every
                           Employee must file a quarterly personal securities transaction report electronically utilizing the COEC accessible to all Employees via the Wellington
                           Management intranet by this deadline.

                           AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES WILL BE REMINDED OF THE SEC
                           FILING REQUIREMENT. AN EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S 30 CALENDAR
                           DAY DEADLINE WILL, AT A MINIMUM, BE PROHIBITED FROM ENGAGING IN PERSONAL TRADING
                           UNTIL THE REQUIRED FILINGS ARE MADE AND MAY GIVE RISE TO OTHER SANCTIONS.

                           Transactions during the quarter as periodically entered via the COEC by the
                           Employee are displayed on the Employee's reporting screen and must be affirmed if they are accurate. Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below) must also be entered by the Employee.

                           ALL EMPLOYEES ARE REQUIRED TO SUBMIT A QUARTERLY REPORT, EVEN IF THERE WERE NO
                           REPORTABLE TRANSACTIONS DURING THE QUARTER. THE QUARTERLY REPORT MUST INCLUDE
                           TRANSACTION INFORMATION REGARDING:

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           -     all Covered Transactions (as defined on page 8);

                           -     all Wellington Managed Funds (as defined on page 5);

                           -     any new brokerage account established during the quarter including the name of the broker, dealer or bank and the date the account was established;

                           -     non-volitional transactions (as described on page 13); and

                           -     gift transactions (as described on page 13).

                           Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report. Non-volitional transactions include automatic dividend reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends).

                           5

                           Annual Holdings Report

                           SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities holdings as of December 31 of each year by the following February 14th. SEC Rules require that this report include the title, number of shares and principal amount of each security held in an
                           Employee's personal account and the accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the
                           Employee maintains an account. "Securities" for purposes of this report are
                           Covered Transactions, Wellington Managed Funds and those that must be reported as indicated in the prior section.

                           Employees are also required to disclose all of their brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                           6

                           Quarterly Certifications

                           As part of the quarterly reporting process on the COEC, Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each Employee is also required to identify any issuer for which the
                           Employee owns more than 0.5% of the outstanding securities.

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                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           7

                           Annual Certifications

                           As part of the annual reporting process on the COEC, each Employee is required to certify that:

                           -     The Employee has read the Code and understands its terms and requirements;

                           -     The Employee has complied with the Code during the course of his or her association with the firm;

                           -     The Employee has disclosed and reported all personal securities transactions and brokerage accounts required to be disclosed or reported;

                           -     The Employee will continue to comply with the Code in the future;

                           -     The Employee will promptly report to the Compliance Group, the General
                                 Counsel, or the Chair of the Ethics Committee any violation or possible violation of the Code of which the Employee becomes aware; and

                           -     The Employee understands that a violation of the Code may be grounds for disciplinary action or termination and may also be a violation of federal and/or state securities laws.

                           8

                           Review of Reports and Additional Requests

                           All reports filed in accordance with this section will be maintained and kept confidential by the Compliance Group. Such reports will be reviewed by the Chief
                           Compliance Officer or his/her designee. The firm may request other reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.

GIFTS, TRAVEL AND          Occasionally, an Employee may be offered gifts or entertainment opportunities by
ENTERTAINMENT              clients, brokers, vendors or other organizations with whom the firm transacts
OPPORTUNITIES, AND         business. The giving and receiving of gifts and opportunities to travel and
SENSITIVE PAYMENTS         attend entertainment events from such sources are subject to the general principles outlined below and are permitted only under the circumstances specified in this section of the Code.

                           1

                           GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL AND ENTERTAINMENT OPPORTUNITIES,
                           AND SENSITIVE PAYMENTS

                           -     An Employee cannot give or accept a gift or participate in an entertainment opportunity if the frequency and/or value of the gift or entertainment opportunity may be considered excessive or extravagant.

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           -     An Employee cannot give or receive a gift, travel and entertainment opportunity or sensitive payment if, in doing so, it would create or appear to create a conflict with the interests of our clients or the firm, or have a detrimental impact on the firm's reputation.

                           -     With regard to gifts and entertainment opportunities covered and permitted under the Code, under no circumstances is it acceptable for an Employee to resell a gift or ticket to an entertainment event.

                           2

                           ACCEPTING GIFTS

                           The only gift (other than entertainment tickets) that may be accepted by an
                           Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                           Acceptance of a gift that is directed to Wellington Management as a firm should be cleared with the Employee's Business Manager. Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                           If an Employee receives a gift that is prohibited under the Code, it must be declined or returned in order to protect the reputation and integrity of
                           Wellington Management. Any question as to the appropriateness of any gift should be directed to the Chief Compliance Officer, the General Counsel or the Chair of
                           the Ethics Committee.

                           3

                           ACCEPTING TRAVEL AND ENTERTAINMENT OPPORTUNITIES AND TICKETS

                           Wellington Management recognizes that occasional participation in entertainment opportunities with representatives from organizations with whom the firm transacts business, such as clients, brokers, vendors or other organizations, can be useful relationship building exercises. Examples of such entertainment opportunities are: lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                           Accordingly, OCCASIONAL participation by an Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:


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                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd.
                           Wellington Global Investment Management Ltd

                           CODE OF ETHICS

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
                           -     a representative from the hosting organization attends the event with the
                                 Employee;

                           -     the primary purpose of the event is to discuss business or build a business relationship;

                           -     the Employee demonstrates high standards of personal behavior;

                           -     participation complies with the following requirements for entertainment tickets, lodging, car and limousine services, and air travel.

                           ENTERTAINMENT TICKETS

                           An Employee occasionally may accept ONE TICKET to an entertainment event ONLY IF
                           THE HOST WILL ATTEND THE EVENT WITH THE EMPLOYEE AND THE FACE VALUE OF THE
                           TICKET OR ENTRANCE FEE IS $200 OR LESS, not including the value of food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior approval from his or her Business Manager before accepting any other entertainment opportunity.

                           An Employee is strongly discouraged from participating in the following situations and may not participate unless prior approval from his/her Business
                           Manager is obtained:

                           -     the entertainment ticket has a face value above $200; if approved by a
                                 Business Manager, the Employee is required to reimburse the host for the full face value of the ticket;

                           -     the Employee wants to accept more than one ticket; if approved by a
                                 Business Manager, the Employee is required to reimburse the host for the aggregate face value of the tickets regardless of each ticket's face value;

                           -     the entertainment event is unusual or high profile (e.g., a major sporting event); if approved by a Business Manager, the Employee is required to reimburse the host for the full face value of the ticket regardless of what the face value might be;

                           -     the host has extended an invitation to the entertainment event to numerous
                                 Employees.

                           Business Managers must clear their own participation in the above situations with the Chief Compliance Officer or Chair of the Ethics Committee.

                           EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF WITH, AND ADHERE TO, ANY
                           ADDITIONAL POLICIES AND PROCEDURES REGARDING ENTERTAINMENT OPPORTUNITIES AND
                           TICKETS THAT MAY BE ENFORCED BY HIS/HER BUSINESS MANAGER.

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           LODGING

                           An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own lodging expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which lodging is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Lodging connected to an Employee's business travel will be paid for by Wellington.

                           CAR AND LIMOUSINE SERVICES

                           An Employee must exercise reasonable judgment with respect to accepting rides in limousines and with car services. Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting limousine and car services paid for by a host when the host is not present.

                           AIR TRAVEL

                           An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own air travel expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which air travel is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington Management's
                           Travel Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Use of private aircraft or charter flights arranged by the host for entertainment related travel is prohibited. Air travel that is connected to an Employee's business travel will be paid for by
                           Wellington Management.

                           4

                           SOLICITATION OF GIFTS, CONTRIBUTIONS, OR SPONSORSHIPS

                           An Employee may not solicit gifts, entertainment tickets, gratuities, contributions (including charitable contributions), or sponsorships from brokers, vendors, clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through
                           Wellington Management's Trading Department or any other

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           Wellington Management Department or employee (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees).

                           5

                           GIVING GIFTS (other than Entertainment Opportunities)

                           In appropriate circumstances, it may be acceptable for the firm or its Employees to extend gifts to clients or others who do business with Wellington Management.
                           Gifts of cash (including cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash) or excessive or extravagant gifts, as measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the
                           Employee's Business Manager.

                           An Employee should be certain that the gift does not give rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various countries and jurisdictions where Wellington Management does business.

                           6

                           GIVING ENTERTAINMENT OPPORTUNITIES

                           An Employee is not permitted to source tickets to entertainment events from
                           Wellington Management's Trading Department or any other Wellington Management
                           Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited from sourcing tickets on behalf of clients or prospects from ticket vendors.

                           CLIENT EVENTS AND ENTERTAINMENT ORGANIZED, HOSTED AND ATTENDED BY ONE OR MORE
                           WELLINGTON MANAGEMENT EMPLOYEES ARE NOT SUBJECT TO THIS PROHIBITION AND ARE
                           OUTSIDE THE SCOPE OF THIS CODE.

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           7

                           SENSITIVE PAYMENTS

                           An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                           -     Use of the firm's name or funds to support political candidates or issues, or elected or appointed government officials;

                           -     Payment or receipt of bribes, kickbacks, or payment or receipt of any money in violation of any law applicable to the transaction;

                           -     Payments to government officials or government employees that are unlawful or otherwise not in accordance with regulatory rules and generally accepted business practices of the governing jurisdiction.

                           An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington
                           Management's name with such contributions or payments (except as may be required under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                           8

                           QUESTIONS AND CLARIFICATIONS

                           Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief Compliance
                           Officer, Global Compliance Manager, the General Counsel, or the Chair of the
                           Ethics Committee.


OTHER ACTIVITIES           Outside Activities

                           All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by the Chief Compliance Officer, the General Counsel or the Chair of the Ethics
                           Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New
                           Employees are required to disclose all outside business affiliations to their
                           Business Manager upon joining the firm. As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information
                           and

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                           Wellington Trust Company, na
                           Wellington Management International Ltd
                           Wellington International Management Company Pte Ltd. Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington Management and may not use Wellington Management's name.

                           Outside Employment

                           Employees who are officers of the firm may not seek additional employment outside of Wellington Management without the prior written approval of the Human
                           Resources Department. All new Employees are required to disclose any outside employment to the Human Resources Department upon joining the firm.





VIOLATIONS OF THE          COMPLIANCE WITH THE CODE IS EXPECTED AND VIOLATIONS OF ITS PROVISIONS ARE TAKEN
CODE OF ETHICS             SERIOUSLY. Employees must recognize that the Code is a condition of employment with the firm and a serious violation of the Code or related policies may result in dismissal. Since many provisions of the Code also reflect provisions of the
                           US securities laws, Employees should be aware that violations could also lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment.


                           The Compliance Group is responsible for monitoring compliance with the Code.
                           Violations or potential violations of the Code will be considered by some combination of the Chief Compliance Officer, the General Counsel, the Chair of
                           the Ethics Committee and the Vice Chair of the Ethics Committee, who will jointly decide if the violation or potential violation should be discussed with the Ethics Committee, the Employee's Business Manager, and/or the firm's senior management. Further, a violation or potential violation of the Code by an
                           Associate or Partner of the firm will be discussed with the Managing Partners.
                           Sanctions for a violation of the Code may be determined by the Ethics Committee, the Employee's Business Manager, senior management, or the Managing Partners depending on the Employee's position at the firm and the nature of the violation.

                           Transactions that violate the Code's personal trading restrictions will presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the
                           Ethics Committee that under the particular circumstances disgorgement would be an unreasonable remedy for the violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee.

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                           Wellington Management International Ltd
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                           Wellington Global Investment Management Ltd

                           CODE OF ETHICS

                           Violations of the Code's reporting and certification requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.


FURTHER INFORMATION        Questions regarding interpretation of this Code or questions related to specific situations should be directed to the Chief Compliance Officer, the General
                           Counsel or the Chair of the Ethics Committee.

                           Revised: January 1, 2005

Approved Exchange Traded Funds                                        Appendix A


SYMBOL                             NAME
DIA                     The Dow Industrials DIAMONDS
QQQ                     Nasdaq-100 Index Tracking Stock
SPY                     Standard & Poor's Depositary Receipts
RSP                     Standard & Poor's Equal Weighted ETF
DGT                     streetTRACKS Dow Jones US Global Titan
DSG                     streetTRACKS Dow Jones US Small Cap Growth
DSV                     streetTRACKS Dow Jones US Small Cap Value
ELG                     streetTRACKS Dow Jones US Large Cap Growth
ELV                     streetTRACKS Dow Jones US Large Cap Value
EFA                     iShares MSCI EAFE
EEM                     iShares MSCI Emerging Markets
FFF                     The FORTUNE 500 Index Tracking Stock
NY                      iShares NYSE 100
NYC                     iShares NYSE Composite
IJH                     iShares S&P MidCap 400 Index Fund
IJJ                     iShares S&P Midcap 400/BARRA Value
IJK                     iShares S&P Midcap 400/BARRA Growth
IJR                     iShares S&P SmallCap 600 Index Fund
IJS                     iShares S&P SmallCap 600/BARRA Value
IJT                     iShares S&P SmallCap 600/BARRA Growth
IOO                     iShares S&P Global 100
ISI                     iShares S&P 1500
IVE                     iShares S&P 500/BARRA Value Index Fund
IVV                     iShares S&P 500 Index Fund
IVW                     iShares S&P 500/BARRA Growth Index Fund
IWB                     iShares Russell 1000 Index Fund
IWD                     iShares Russell 1000 Value Index Fund
IWF                     iShares Russell 1000 Growth Index Fund
IWM                     iShares Russell 2000
IWN                     iShares Russell 2000 Value
IWO                     iShares Russell 2000 Growth
IWP                     iShares Russell Midcap Growth
IWR                     iShares Russell Midcap
IWS                     iShares Russell Midcap Value
IWV                     iShares Russell 3000 Index Fund
IWW                     iShares Russell 3000 Value
IWZ                     iShares Russell 3000 Growth
IYY                     iShares Dow Jones U.S. Total Market Index Fund
JKD                     iShares Morningstar Large Core
JKE                     iShares Morningstar Large Growth
JKF                     iShares Morningstar Large Value
JKG                     iShares Morningstar Mid Core
JKH                     iShares Morningstar Mid Growth
JKI                     iShares Morningstar Mid Value
JKJ                     iShares Morningstar Small Core
JKK                     iShares Morningstar Small Growth
JKL                     iShares Morningstar Small Value
MDY                     Standard & Poor's MidCap 400 Depositary Receipts
OEF                     iShares S&P 100 Index Fund
ONEQ                    Nasdaq Composite
VB                      Vanguard Small Cap VIPERs

Approved Exchange Traded Funds                                        Appendix A

VBK                     Vanguard Small Cap Growth VIPERs
VBR                     Vanguard Small Cap Value VIPERs
VO                      Vanguard MidCap VIPERs
VTI                     Vanguard Total Stock Market VIPERs
VTV                     Vanguard Value VIPERs
VUG                     Vanguard Growth VIPERs
VXF                     Vanguard Extended Market VIPERs
VV                      Vanguard Large Cap VIPERs
SHY                     iShares Lehman 1-3 Year Treasury
IEF                     iShares Lehman 7-10 Year Treasury
TLT                     iShares Lehman 20+ Year Treasury
TIP                     iShares Lehman TIPs
AGG                     iShares Lehman Aggregate
LQD                     iShares Goldman Sachs $ InvesTop Corporate



Other ETF's should be pre-cleared and may be added to the above list at the discretion of the Ethics Committee.

Personal Securities Transactions                                      Appendix B

YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:

Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government)

Municipal Bonds

Stock

Closed-end Funds

Exchange Traded Funds not listed in Appendix A

Notes

Convertible Securities

Preferred Securities

ADRs

Single Stock Futures

Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited

Liability Company Interests (including hedge funds NOT managed by WMC) Options on Securities

Warrants

Rights

YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:

Automatic Dividend Reinvestment

Stock Purchase Plan Acquisitions

Corporate Actions (splits, tender offers, mergers, stock dividends, etc.)

Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington Managed Funds")

Gifts of securities to you over which you did not control the timing

Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund

Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security

YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:

Open-end Mutual Funds not managed by WMC

Offshore Funds not managed by WMC

Variable Insurance Products not managed by WMC

Approved ETFs listed on Appendix A

Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)

Money Market Instruments

Wellington Trust Company Pools

Wellington Sponsored Hedge Funds

Broad based Stock Index Futures and Options

Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures

Foreign Currency Transactions

PROHIBITED TRANSACTIONS:

HOLDRS

Initial Public Offerings ("IPOs")

Gifts and Entertainment                                     Appendix C

                                         PERMITTED                              RESTRICTIONS
ACCEPTING AN INDIVIDUAL GIFT             Gifts with a value of $100 or          Gifts of cash, gift certificates
                                         less are generally permitted.          or other item readily convertible
                                                                                to cash cannot be accepted. Gifts
                                                                                valued at over $100 cannot be
                                                                                accepted.

ACCEPTING A FIRM GIFT                                                           Employee's Business
                                                                                Manager must approve
                                                                                prior to accepting.

ACCEPTING ENTERTAINMENT                  Permissible only if participation      Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS                is occasional, host is present,        or entrance fee with face value
                                         event has a legitimate business        over $200, more than one ticket,
                                         purpose, ticket or entrance fee        ticket to high profile or unusual
                                         has face value of $200 or less,        event, or event where numerous
                                         event is not unusual or high           Wellington Employees are invited.
                                         profile or could not be deemed         Business Manager approval
                                         excessive.                             required for above situations and
                                                                                Employee must pay for ticket.

ACCEPTING LODGING                        Employee cannot accept gift of         Employee must pay cost of lodging
                                         lodging                                in connection with any
                                                                                entertainment opportunity.

ACCEPTING CAR/LIMO SERVICE               Exercise reasonable judgment and       Discouraged from accepting when
                                         host must be present.                  host is not present unless safety
                                                                                is a concern

ACCEPTING AIR TRAVEL - COMMERCIAL        Employee cannot accept gift of         Employee must pay air travel
                                         air travel                             expenses in connection with any
                                                                                entertainment opportunity.

ACCEPTING AIR TRAVEL - PRIVATE           Employee cannot accept gift of         Employee cannot accept gift of
                                         private air travel.                    private air travel.

GIVING GIFTS                             Gifts to clients valued at $100        Gifts valued at over $100 require
                                         or less are acceptable provided        approval of employee's Business
                                         gift is not cash or cash               Manager.
                                         equivalent.

GIVING                                                                          Employees cannot source tickets
ENTERTAINMENT                                                                   on behalf of clients from other
OPPORTUNITIES                                                                   employees or from ticket vendors.